UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-27122 (Commission file number)	94-2900635 (I.R.S. Employer Identification Number)

3011 Triad Drive Livermore, CA (Address of principal executive offices)	94550 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On September 26, 2005, Adept Technology, Inc. ("Adept") issued a press release revising its financial results for its fiscal 2005 fourth quarter and fiscal year ended June 30, 2005, which were previously announced on September 1, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The presentation of Adept's fourth quarter and fiscal year ended June 30, 2005 financial results included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in Adept's filings with the Securities and Exchange Commission. These include Adept's Annual Report on Form 10-K for the year ended June 30, 2004 and Quarterly Reports on Form 10-Q for the quarters ended October 2, 2004, January 1, 2005 and April 2, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated September 26, 2005

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: September 26, 2005	By:	/s/ Robert R. Strickland
Robert R. Strickland
Chief Financial Officer